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Dougherty’s Pharmacy, Inc.
(Name of Registrant as Specified In Its Charter)

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5924 Royal Lane, Suite 250

Texas 75230

972.250.0945

May 8, 2019

NOTICE OF THE 2019 ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 10, 2019 at 1:30 PM

Dougherty’s Pharmacy, Inc. ("Dougherty’s Pharmacy" or the "Company") will hold its Annual Meeting of Stockholders at the Hilton Dallas Park Cities, 5954 Luther Lane, Dallas, Texas 75225 in the Belclaire Room, on June 10, 2019, at 1:30 pm.

We are holding this meeting:

1.	To elect two Class B directors to hold office until the annual meeting of stockholders in the year 2022 and until his successor is duly elected and qualified;

2.	To ratify the Company’s appointment of Whitley Penn LLP to be the Company’s independent registered public accounting firm for fiscal year 2019; and

3.	To transact any other business that properly comes before the meeting.

Your board of directors recommends that you vote in favor of the proposals outlined in this notice.

Your board of directors has selected April 30, 2019, as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at the Company’s offices located at 5924 Royal Lane, Suite 250, Texas 75230, for at least ten days before the meeting.

You are cordially invited to attend the meeting in person. However, to obtain a quorum for the meeting, you are urged to mark, sign, date and return the enclosed Proxy as soon as possible in the envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

By Order of the Board of Directors,

/s/ James C. Leslie

James C. Leslie

Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 10, 2019: This proxy statement and the company’s 2018 Annual Report on Form 10-K are available at www.doughertys.com.

DOUGHERTY’S PHARMACY, INC.

5924 Royal Lane, Suite 250

Dallas, Texas 75230

May 8, 2019

To the Shareholders of Dougherty’s Holdings Inc.:

It has been a few years since I have sent you all a letter about our operations. A lot of things have happened over that course of time. We have seen a stronger and opaque role of the Pharmacy Benefit Managers as well as poor performance from the stores we purchased these last few years.

First the operations, we purchased several stores from independent pharmacists resulting in performance well below what we anticipated. These were financed primarily by our primary provider of inventory which caused our balance sheet to show higher debt levels that we have been spending a significant amount of our cash flow to meet the obligations of these notes. In addition, our primary line of credit was frozen by our lender and eventually sold to an independent third party. This, too, has caused a significant burden on our cash flow. On top of all of that, the prescriptions we thought we were getting were less than forecasted and we were losing some prescriptions from some of our legacy stores. All of this caused our Board to stop and reconsider what the future was for the Independent Pharmacy industry and our role in it going forward. We made the decision over the course of the last few months to continue operating and to make significant changes to the leadership of our individual pharmacies as well as the central staff. We also looked at the stores we currently own to be sure they were part of the story we want to continue going forward. We currently have elected to pursue strategic alternatives for a number of the stores and hope to announce our plans for these stores in the near future.

Second the industry, numerous studies have been done in several states showing the reimbursement rates for prescriptions from the Pharmacy Benefit Managers to be higher to major retailers than they are to the independent pharmacies. We have seen many of the states initiate rules and regulations to bring a halt to this practice and bring those rates closer to consistency for all pharmacies. This is only good for the consumer and allows us all to have appropriate choice. We hope this trend continues and are doing our best to be sure our representatives understand the issue and do something about it. This is being done at both the State and Federal levels.

Going forward we have some significant and unique challenges we are focused on. We did get a letter of credit from a local bank to give us some flexibility in our purchasing power. You can read more about that in our 10K but it did require us to give 330,000 warrants to purchase common stock at 20 cents per share to the entities that gave us some credit enhancement. We were not excited about the dilution but felt it was the right thing to do at this time. We hired Stewart Edington to be our President and CEO, he has over 30 years of experience as a Pharmacist and Businessman. He previously worked at Haggen Food as well as Albertson’s when they were purchased by Cerebus. He has already made significant changes to all of our stores and we expect them to be more consistent with the industry on margins for profitability. He is also evaluating all of our stores for their consistency and future growth. We will need to work with the new owner of our debt to agree to a repayment on terms acceptable to both parties. Finally, we need to come to proper terms with our primary supplier of inventory so that we can meet the needs of our customers on a consistent basis.

We have added two new Board members with experience to lead us to success. Joe Flynn is the President and CEO of a health care IT company and has over 2 decades of experience in driving growth. Josh Womack is a Financial Manager and private investor of small cap companies. He has been very active in the central Texas markets. You can read about both of them in our Proxy.

I hope you all can come to our annual meeting and get to meet and know these fine individuals. I think you will find our company is in good hands to fulfill the challenges we have ahead.

/s/ James C. Leslie

James C. Leslie

Chairman of the Board

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

to be Held June 10, 2019

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy (the “Proxy”) is being solicited on behalf of the Board of Directors (the “Board”) of Dougherty’s Pharmacy, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Hilton Dallas Park Cities, 5954 Luther Lane, Dallas, Texas 75225 in the Belclaire Room on June 10, 2019 at 1:30 pm, or at such other time and place to which the Meeting may be adjourned. Proxies, together with copies of this Proxy Statement, are first being mailed to stockholders of record entitled to vote at the Meeting on or about May 8, 2019.

Execution and return of the enclosed Proxy will not affect a stockholder’s right to attend the Meeting and to vote in person. Any stockholder executing a Proxy retains the right to revoke such proxy at any time prior to exercise at the Meeting. A Proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later Proxy or by voting the shares in person at the Meeting. If you attend the Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by those named in the Proxy “FOR” the election as directors of those nominees named in the Proxy Statement, “FOR” the approval of each of the other proposals as recommended by the Board and as further described in this Proxy Statement, and in accordance with their best judgment on all other matters that may properly come before the Meeting.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on April 30, 2019, are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at the executive offices of the Company. On the April 30, 2019 record date, the Company had 23,082,164 issued and outstanding shares of its common stock (the “Common Stock”).

QUORUM AND VOTING

The presence at the Meeting, in person or by Proxy, of the holders of a majority of the shares of Common Stock issued and outstanding is necessary to constitute a quorum. Holders of Common Stock are entitled to one vote for each share of Common Stock held on each matter to be voted on at the Meeting. All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on matters presented at the Meeting and will have the same effect as negative votes (other than the election of directors) whereas broker non-votes will not be counted for purposes of determining whether a matter has been approved.

Assuming the presence of a quorum, the following paragraphs describe the vote required by the stockholders of record to approve each of the proposals set forth in this Proxy Statement.

•	Proposal One. The nominees receiving the greatest number of votes of the shares of Common Stock issued and outstanding and entitled to vote shall be deemed elected even if they receive the affirmative vote of less than a majority of the shares of Common Stock issued and outstanding and entitled to be voted at the Meeting. Cumulative voting is prohibited in the election of directors, and Proxies cannot be voted for more than one nominee.

•	Proposal Two. The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting and present in person or by Proxy, is required for the ratification of the appointment of Whitley Penn LLP as independent auditors.

The Board unanimously recommends a vote “FOR” each of proposals ONE and TWO as set forth in this Proxy Statement.

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PROPOSAL 1.

ELECTION OF ONE CLASS A DIRECTOR TO HOLD OFFICE UNTIL THE 2021 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

Our business affairs are managed under the direction of the board of directors, or the Board, consisting of seven persons, divided into three classes. Members of each class serve offset terms of three years so that only one class is elected each year. The following table sets forth each class, the directors comprising each class and their respective terms:

CLASS	DIRECTORS	TERM EXPIRING

Class A	Troy Phillips* Stewart I. Edington	2021 Annual Meeting

Class B	Anthony J. LeVecchio* Will Cureton*	2022 Annual Meeting

Class C	James C. Leslie Joseph J. Flynn* Josh Womack*	2020 Annual Meeting

* Independent Director as defined by Nasdaq Rule 5605(a)(2).

The Board has nominated Anthony J. LeVecchio and Will Cureton to serve as the Class B Directors. Mssrs. LeVecchio and Cureton have indicated their willingness to serve as members of the Board of Directors, if elected. However, in the event one of them shall become unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders will be vested with discretionary authority in such instance to vote the enclosed Proxy for such substitute as the Board shall designate

Directors require a plurality of the votes cast in person or by proxy by the Stockholders to be elected. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors assuming a quorum is present or represented by proxy at the Annual Meeting.

The persons designated as proxies will vote the enclosed proxy for the election of the listed nominees unless you direct them to withhold your votes. If a nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the board. The Board recommends that Stockholders vote FOR the nominee.

Below is the name and age of the nominees for the Class B director and the continuing Class A and Class C directors, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships, if any.

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Nominee for Election for Term Ending with 2022 Annual Meeting

Class B Directors

Anthony J. LeVecchio Age 72, director since 2004. Mr. LeVecchio has been the President and Principal of The James Group, a general business consulting firm that has advised clients across a range of high-tech industries, since 1988. Prior to forming The James Group in 1988, Mr. LeVecchio was the Senior Vice President and Chief Financial Officer for VHA Southwest, Inc., a regional healthcare system. Mr. LeVecchio currently serves as director, advisor and executive of private and public companies in a variety of industries. He also currently serves as Chairman of the Board of Directors and as Chairman of the Audit Committee for LegacyTexas Bank (LTXB), a community bank based in Plano, Texas that is listed on The NASDAQ Global Select Market. His prior public company boards include Microtune, Inc., DG FastChannel, Inc., and Maxum Health, Inc. Mr. LeVecchio holds a Bachelor of Economics and a M.B.A. in Finance from Rollins College where he serves on the Board of Trustees. Mr. LeVecchio is a lecturing professor for financial statement analysis classes at the University of Texas, Dallas. Mr. LeVecchio was selected to serve on our Board and as the Chairman of the Audit Committee because of his standing as a financial expert and corporate governance expert.

Will Cureton Age 68, director since 2005. Mr. Cureton is President of Richman Southwest Development, LLC, an affiliate of The Richman Group of Companies, which focuses on condo and multifamily projects. From 1997 to 2013, Mr. Cureton was a member and manager of CLB Holdings, LLC, a Texas limited liability company and general partner of CLB Partners, Ltd., a Texas limited partnership ("CLB") engaged in real estate development and which he co-founded in 1997. Prior to co-founding CLB, Mr. Cureton was Chief Operating Officer of Columbus Realty Trust, a real estate investment trust, from 1993 to 1997. In 1987 Mr. Cureton co-founded Texana, a commercial real estate investment and property management company, and served as its President and Chief Executive Officer until 1993. From 1981 to 1987, Mr. Cureton served as an executive officer with The DicoGroup, Inc., a Dallas based real estate investment company. Mr. Cureton started his career with Coopers & Lybrand, where he worked from 1974 to 1981. Mr. Cureton received a Bachelor of Business Administration degree in accounting from East Texas State University (now known as Texas A&M University - Commerce). Mr. Cureton was selected to serve on our Board because of his extensive business dealings.

The Board recommends a vote “FOR” the election of each nominee.

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “FOR” the election of Messrs. LeVecchio and Cureton as Class B Directors.

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Director Continuing in Office Until the 2020 Annual Meeting

Class C Directors

James C. Leslie Age 63, a director since July 2001, Chairman of the Board since March 2002 has served as Chairman of Dougherty’s since March 2002 and as a Director since July 2001. Mr. Leslie held the position of Chief Executive Officer of CRESA, a national tenant representation and real estate advisory services firm headquartered in Boston, Massachusetts from 2012 to 2015, after serving on its Board for 10 years. From 2001 to 2011, Mr. Leslie focused primarily on managing his personal investments. Mr. Leslie has positions in one or more subsidiaries, or affiliates, of Dougherty’s Pharmacy. From 1996 through 2001, Mr. Leslie served as President and Chief Operating Officer of The Staubach Company, a full-service international real estate strategy and services firm. From 1988 through March 2001, Mr. Leslie also served as a director of The Staubach Company. Mr. Leslie was President of Staubach Financial Services from 1992 until 1996. From 1982 until 1992, Mr. Leslie served as Chief Financial Officer of The Staubach Company. Mr. Leslie serves on boards of several private companies. Mr. Leslie holds a B.S. degree from The University of Nebraska and an M.B.A. degree from The University of Michigan Graduate School of Business. Mr. Leslie was selected to serve as Chairman of the Board because of his leadership, financial and management experience as well as his ability to provide guidance and valuable insight through his involvement with entrepreneurs and emerging companies consistently during his career.

Joseph (“Joe”) J. Flynn Age 53, a director since March 2019. Mr. Joseph J. Flynn has served as the President and CEO of Vereco Inc. a Southern California based Healthcare IT Services Company since November 1, 2017. Previously he served as Co-Founder and President and Chief Executive Officer of Auxilio, Inc. and Chief Executive Officer of CynergisTek, Inc. from April of 2004 until October 2, 2017. Mr. Flynn has over two decades of experience in driving growth and excellence in healthcare IT services. Under Mr. Flynn’s leadership Auxilio, now CynergisTek, grew from no revenues to over $70 million, culminating in its merger with CynergisTek, the leading provider of Healthcare Cyber Security Services and up listed to the New York Stock Exchange, in March of 2017 under the symbol CTEK. Prior to founding Auxilio, Mr. Flynn worked at Advanstar Communications from 1998 to 2004 as Vice President of the Telecommunications Group where he managed a portfolio of communications and IT related business to business trade shows, conferences and magazines in the United States and Brazil. From 1993 to 1998, Mr. Flynn served as VP for Latin America for EJ Krause and Associates, a Washington DC based technology trade show company. In that position he lived, worked and traveled extensively in Mexico, Brazil, Argentina and Colombia. He is a1987 graduate of the Catholic University of America where he holds a BA in International Relations. Mr. Flynn has been selected to serve as a director, in part, because of his experience in the healthcare IT sector, where he has served as a public company executive.

Josh Womack Age 39, a director since March 2019. Mr. Womack is the principal and investment manager of Womack Capital Partners, a long-only fund that focuses on small-cap and micro-cap public companies. Mr. Womack is also a manager and board member for Pegasus Glass, LLC, a holding company acquiring majority and minority stakes in privately held businesses in Texas with $1 million to $3 million in earnings He was previously an asset manager and acquisition analyst with SCM Real Estate and held financial statement auditing roles with Hein & Associates (now Moss Adams) and Deloitte. Mr. Womack has been selected to serve as a director, in part, because we believe that his investment community experience and accounting and auditing expertise will greatly benefit the Company, particularly with regards to compliance with our federal securities law reporting and compliance obligations.

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Directors Continuing in Office Until with 2021 Annual Meeting

Class A Directors

Troy Phillips Age 71, director since 2017. Mr. Phillips has been the Chairman of the Board and CEO of Glast, Phillips & Murray, P.C., a law firm, since 1992. Mr. Phillips specializes in business litigation, devoting a substantial portion of his practice to prebankruptcy strategies, loan workouts, purchase of assets from bankruptcy estates, and refinancings. He also has extensive experience in corporate reorganizations, leveraged buy-outs and avoidance of prebankruptcy transfers. Mr. Phillips has practiced law privately since 1974. Mr. Phillips received his bachelor's degree from North Texas State University and his law degree from the University of Texas at Austin in 1974, where he was a member of the Order of Barristers and the University of Texas State Champion Moot Court Team. He is a member of the College of the State Bar of Texas and is an occasional speaker at legal and professional seminars as well as an author on business bankruptcy law. Mr. Phillips has been admitted to practice and has handled cases before Courts in the State of Texas, the Northern and Eastern Federal Districts of Texas, the Fifth Circuit Court of Appeals, and the United States Supreme Court. Mr. Phillips has been selected to serve as a director in part because of his legal and business acumen that can greatly benefit the Company.

Stewart I. Edington Age 51, President and Chief Executive Officer since February 2019 and a director since March 2019. Mr. Edington brings over 30 years of experience in the pharmacy industry leading some of the largest pharmacy chains in the United States. He previously served as Director of Operations for Gelson’s Pharmacy from 2016 to 2017 and Vice President of Pharmacy Operations at Haggen Food & Pharmacy from 2015 to 2016. He served in various roles at Albertsons, including Divisional Pharmacy Manager from 2003 to 2011, and Vice President of Pharmacy Operations from 2011 to 2014. Mr. Edington has been selected to serve as a director, in part, because of his extensive retail pharmacy operational experience and corporate finance expertise, as well as for his experience and track record for success while employed at several large pharmacy chains.

The positions of the foregoing persons as directors on standing committees of the Board of Directors are shown below under "Committees of the Board of Directors; Meetings".

There are no family relationships among the executive officer or directors. There are no arrangements or understandings pursuant to which any of these persons were elected as an executive officer or director. No director or officer has been involved in any legal proceedings required to be disclosed under Item 401(f) of Regulation SK, but for a personal bankruptcy filed in 2013 by one of our directors, Mr. Will Cureton.

COMPENSATION OF DIRECTORS

Non Employee Director Compensation

As of December 31, 2018

Annual Cash Retainer	Per Meeting Fees	Annual Restricted Stock Grant
Non-Employee Director $10,000; $2,500 per quarter	In person $500, telephonic $250	20,000 shares vesting over four years
Non-Employee Director and Committee Chairman $20,000; $5,000 per quarter	In person $500, telephonic $250	20,000 shares vesting over four years
Non-Employee Director and Chairman of the Board $120,000; $10,000 per month	In person $500, telephonic $250	20,000 shares vesting over four years

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2018 Director Compensation Table

Name	Fees Earned or Paid in Cash	Nonqualified Deferred Compensation Earnings	Total
	($)	($)	($)
James C. Leslie	$100,000	$1,177	$101,177
Anthony J. LeVecchio	$21,500	$1,177	$22,677
Will Cureton	$12,000	$1,177	$13,177
Troy Phillips	$12,000	$–	$12,000

Note: Nonqualified deferred compensation earnings represent the market value of vested shares under our Restricted Share Unit (“RSU”) Incentive Plan.

CORPORATE GOVERNANCE

The business affairs of the Company are managed under the direction of the Board. The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board of Directors or its authorized committees met 4 times during the 2018 fiscal year. During fiscal year 2018, each director participated in at least 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (2) the total number of meetings of all committees of the Board on which he served (during the period that he served).

Board Leadership Structure

The current leadership structure of the Company provides for the separation of the roles of the Chairman of the Board and the Chief Executive Officer. The Board believes that it is in the best interest of the Company’s stockholders to separate these roles to provide different perspectives from two highly qualified individuals and promotes a collaborative free-flow of ideas surrounding, among other things, the strategic development of the Company’s business plan and facilitates information flow and dialogue between management and the Board, which are essential to effective governance of the Company. The Board regularly reviews the Company’s leadership structure and reserves the right to alter the structure as it deems appropriate.

Board Role in Risk Oversight and Management

The Board has an active role in the oversight and management of the Company’s risks and carries out its role directly and through Board committees. The Board’s direct role in the Company’s risk management process includes regular or periodic receipt and discussion of reports from management and the Company’s outside counsel and advisers on areas of material risk to the Company, including operational, strategic, financial, legal and regulatory risks.

The Board has also historically delegated the oversight and management of certain risks to the Audit and Compensation Committees of the Board. The Audit Committee is responsible for the oversight of Company risks relating to accounting matters, financial reporting and related party transactions. To satisfy these oversight responsibilities, the Audit Committee regularly meets with and receives and discusses reports from the Chief Financial Officer, the Company’s independent registered public accountant, and the Company’s outside counsel. The Compensation Committee is responsible for the oversight of risks relating to the Company’s compensation and benefit programs. To satisfy these oversight responsibilities, the Compensation Committee regularly meets with and receives and discusses reports from the Chief Executive Officer/Interim Chief Financial Officer to understand the financial, human resources and stockholder implications of compensation and benefit decisions.

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The Board has also addressed risk through the adoption of corporate policies. The Board has adopted a Code of Business Conduct and Ethics designed to ensure that directors, officers and employees of the Company are aware of their legal and ethical responsibilities and conduct the Company’s business in a consistently legal and ethical manner.

Committees of the Board of Directors; Meetings

The Board has two standing committees, the Audit Committee and the Compensation Committee. The Board does not have a separate Nominating Committee and performs all of the functions of that committee.

The Audit Committee

The Audit Committee has as its primary responsibilities the appointment of the independent auditor for the Company, the pre-approval of all audit and non-audit services, and assistance to the Board in monitoring the integrity of our financial statements, the independent auditor's qualifications, independence and performance and our compliance with legal requirements. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on the Company's website at www.doughertys.com (the contents of such website are not incorporated into this Registration Statement). Anthony J. LeVecchio is the current Chairman of the Audit Committee and Joseph Flynn serves as a member.

 The Securities and Exchange Commission ("SEC") has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees. One of the rules adopted by the SEC requires a company to disclose whether the members of its Audit Committee are "independent." Since we are not a "listed" company, we are not subject to rules requiring the members of our Audit Committee to be independent. The SEC also requires a company to disclose whether it has an "Audit Committee Financial Expert" serving on its audit committee.

Based on its review of the applicable rules of The NASDAQ Global Market governing audit committee membership, the Board believes that all members of the Audit Committee are "independent" under NASDAQ Marketplace Rule 5600(a)(2).

Based on its review of the criteria of an Audit Committee Financial Expert under the rule adopted by the SEC, the Board, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. LeVecchio, the Chairman of the Audit Committee is qualified as an "audit committee financial expert" on the Audit Committee.

Compensation Committee

The Compensation Committee recommends to the Board annual salaries for executive management and reviews all company benefit plans. The Compensation Committee operates under a written charter adopted by the Board, a copy of which is available on the Company's website at www.doughertys.com (the contents of such website are not incorporated into this Registrations Statement). The Chairman of the Compensation Committee position is open. The current member of the Compensation Committee is Josh Womack, while Anthony J. LeVecchio served as a member until April of 2019. After a review of the applicable rules of The NASDAQ Global Market governing compensation committee membership, the Board believes that all members of the Compensation Committee are “independent” under NASDAQ Marketplace Rule 5600(a)(2).

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Nomination Process

The Board does not have a separate Nominating Committee or Charter and performs all of the functions of that committee. The Board believes that it does not need a separate nominating committee because the full Board is relatively small, has the time to perform the functions of selecting Board nominees, and in the past has acted unanimously in regard to nominees.

In considering an incumbent director whose term of office is to expire, the Board reviews the director's overall service during the person's term, the number of meetings attended, level of participation and quality of performance. In the case of new directors, the directors will consider suggestions from many sources, including stockholders, regarding possible candidates for directors. The Board may engage a professional search firm to locate nominees for the position of director of the Company. However, to date the Board has not engaged professional search firms for this purpose. A selection of a nominee by the Board requires a majority vote of the Company's directors.

The Board seeks candidates for nomination to the position of director who have excellent decision-making ability, business experience, personal integrity and a high reputation and who meet such other criteria as may be set forth in a writing adopted by a majority vote of the Board of Directors. The committee will use the same criteria in evaluating candidates suggested by stockholders as for candidates suggested by other sources.

Pursuant to a policy adopted by the Board, the directors will take into consideration a director nominee submitted to the Company by a stockholder; provided, that the stockholder submits the director nominee and reasonable supporting material concerning the nominee by the due date for a stockholder proposal to be included in the Company's proxy statement for the applicable annual meeting as set forth in the rules of the Securities and Exchange Commission then in effect.

Director Attendance at Annual Meetings

We do not have a policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders. The Board has always encouraged its members to attend its annual meeting.

Stockholder Communications With The Board

Historically, we have not had a formal process for stockholder communications with the Board. We have made an effort to ensure that views expressed by a stockholder are presented to the Board. During the upcoming year, the Board may give consideration to the adoption of a formal process for stockholder communications with the Board.

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CODE OF BUSINESS CONDUCT AND ETHICS

The Board adopted a Code of Business Conduct and Ethics on August 16, 2017, a copy of which is available on the Company's website at www.doughertys.com (the contents of such website are not incorporated into this proxy statement). The Company intends to disclose future amendments to, or waivers from, certain provisions of the Codes of Ethics on the Company’s website within four business days following the date of such amendment or waiver. Upon the written request of any stockholder, the Company will furnish, without charge, a copy of each of the Codes. This request should be directed to the Company’s Secretary at the address indicated above.

STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders, Directors and Executive Officers

The following table sets forth information with respect to the beneficial ownership of our common stock at April 15, 2019, by:

•	each of our named executive officers and directors;
•	all of our executive officers and directors as a group; and
•	each person or group of affiliated persons, known to us to own beneficially more than 5% of our common stock

In accordance with the rules of the SEC, the table gives effect to the shares of common stock that could be issued upon the vesting of outstanding restricted share units within 60 days of April 15, 2019. Unless otherwise noted in the footnotes to the table, and subject to community property laws where applicable, the individuals listed in the table have sole voting and investment control with respect to the shares beneficially owned by them. Unless otherwise noted in the footnotes to the table, the address of each stockholder, executive officer and director is c/o Dougherty’s Pharmacy, Inc., 5924 Royal Lane, Suite 250, Dallas, Texas 75230. We have calculated the percentages of shares beneficially owned based on 23,087,164 shares of common stock outstanding at April 15, 2019.

	Shares of Common Stock Beneficially Owned *
Person or Group	Number		Percentage
Directors and Named Executive Officers
James C. Leslie (Chairman of the Board)	1,903,967	(1)	8.2%
Stewart I. Edington (President/CEO and Interim Chief Financial Officer)	–		–
Anthony J. LeVecchio (Director)	398,423	(2)	1.7%
Will Cureton (Director)	87,681	(3)	*
Troy Phillips (Director)	4,063,493	(4)	17.6%
Josh Womack (Director)	777,023	(5)	3.4%
Joseph J. Flynn (Director)	60,000	(6)	*
All Executive Officers and Directors as a Group (7 Persons)	7,290,570	(7)	31.6%
* Denotes less than one percent.

(1)	Includes 15,000 restricted stock units that vest on or before June 15, 2019 and warrants to purchase 60,000 shares of our common stock. Also includes 77,686 shares held in trust for the benefit of James Josiah Leslie, and 77,273 shares held in trust for the benefit of Jenna L. Leslie. Mr. Leslie disclaims beneficial ownership for all 154,959 of these shares.
(2)	Includes 15,000 restricted stock units that vest on or before June 15, 2019 and warrants to purchase 20,000 shares of our common stock.
(3)	Includes 15,000 restricted stock units that vest on or before June 15, 2019 and warrants to purchase 10,000 shares of our common stock.
(4)	Includes 5,000 restricted stock units that vest on or before June 15, 2019 and warrants to purchase 60,000 shares of our common stock.
(5)	Includes warrants to purchase 60,000 shares of our common stock.
(6)	Includes warrants to purchase 60,000 shares of our common stock.
(7)	Includes 50,000 restricted stock units that vest on or before June 15, 2019 and warrants to purchase 270,000 shares of our common stock.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe that all persons subject to reporting filed the required reports on time in 2018, except for Messrs. Cureton, LaVecchio, and Leslie who each had 5 late Form 4 filings covering 5 transactions; Troy Phillips who had 6 late Form 4 filings covering 10 transactions; and Messrs. Flynn, and Womack who each had a late Form 3 filing and a late Form 4 filing covering 1 transaction, and Mr. Edington who had a late Form 3 Filing.

Company Policy on Qualifying Compensation

The Board of Directors periodically reviews the applicability of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which disallows a tax deduction for compensation to an executive officer in excess of $1.0 million per year. In connection with the Board's periodic review of the potential consequences of Section 162(m), the Board may, in the future, structure the performance-based portion of its executive officer compensation to comply with certain exemptions provided in Section 162(m).

Severance and Change In Control Agreements

We have not entered into any agreements that provide severance or change in control benefits to any of our named executive officers.

TABULAR COMPENSATION DISCLOSURE

Summary compensation

The following table provides summary information concerning compensation paid by us to our principal executive officers and each person who served as our principal financial officer in 2018. In 2018, no other person who served as an executive officer of Dougherty’s at any time during the year had total annual salary and bonus in excess of $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year		Salary		Bonus		Other		Nonqualified Deferred Compensation Earnings		Total
			($)		($)		($)(1)		($)(2)		($)
Stewart I. Edington	2018	$				$		$		$
President and	2017	$				$		$		$
Interim Chief Financial Officer

James C. Leslie(3)	2018
Interim Chief Executive and	2017
Chief Financial Officers

Other	2018	$		$		$		$		$
	2017	$		$		$		$		$

(1)	Fully vested matching contributions to the Company’s 401(k) plan, which all participating employees receive.
(2)	Nonqualified deferred compensation earnings represents the market value of vested shares under our RSU Incentive Plan.
(3)	Mr. Leslie did not receive any additional compensation for his tenure as Interim Chief Executive and Chief Financial Officers (see Directors Compensation table below).

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RESTRICTED STOCK INCENTIVE PLAN

On November 13, 2013, the Board of Directors approved and adopted the RSU Incentive Plan. The plan has not been approved by the stockholders. Under the plan the Company can award RSUs to employees and non-employee directors and consultants pursuant to restricted stock agreements contingent upon continuous service. Under the restricted stock agreements, the restricted shares will vest annually over a four-year period and will be payable in stock, valued at the fair market value on the grant date. There is not a limit on the number of shares that can be issued from the plan and shares are issued from available common stock. As of December 31, 2018, there were 100,000,000 shares authorized, 24,112,134 shared issued and 23,082,164 shares outstanding. The Board considers the number of shares outstanding adequate for purposes of administering the plan.

As of December 31, 2018, the following shares had been issued under the 2013 RSU Plan.

Year of Issuance:	Number of Shares	Fair Value at Date of Grant	Shares Vested	Non- Vested	Cancelled
2013	120,000	$26,000	115,000	–	5,000
2014	122,100	$31,000	101,850	–	20,250
2015	150,000	$39,000	85,000	15,000	50,000
2016	–	–	–	–	–
2017	563,000	$114,000	111,600	45,000	406,400
2018	80,000	$11,000	–	80,000	–
	1,035,100	$221,000	413,450	140,000	481,650

Option Grants in Last Fiscal Year

As of December 31, 2018, the Company does not currently have a stock option plan and there are no outstanding options.

Vested Share Units in Last Fiscal Year and Fiscal Year-End Share Unit Values

The following table provides information regarding outstanding restricted stock awards granted to the directors and named executive officers under the RSU Incentive Plan that were still outstanding as of December 31, 2018 and the values of those awards. The value is based on the market price of $0.02 cents as of December 31, 2018.

OUTSTANDING EQUITY AWARDS AT YEAR-END
	Stock Awards
	Equity Incentive Plan Awards
	Number of Unearned Units That Have Not Vested	Market or Payout Value of Unearned Units That Have Not Vested
Name	(#)	($)
James C. Leslie	40,000	$800
Anthony J. LeVecchio	40,000	$800
Will Cureton	40,000	$800
Troy Phillips	20,000	$400
Joseph J. Flynn	–	$–
Josh Womack	–	$–
Stewart I. Edington	–	$–

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The following table provides information, for the directors and named executive officers, on restricted stock awards vested during 2018.

STOCK VESTED
Stock Awards
Equity Incentive Plan Awards
	Number of Share Units Received on Vesting	Value of Share Units Received on Vesting
Name	(#)	($)
James C. Leslie	15,050	$1,177
Anthony J. LeVecchio	15,050	$1,177
Will Cureton	15,050	$1,177
Troy Phillips	–	$–
Joseph J. Flynn	–	$–
Josh Womack	–	$–
Stewart I. Edington	–	$–
Troy Smith	–	$–

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	None	None	None
Equity compensation plans not approved by security holders	140,000	$0	26,902,086(1)
Total	140,000	$0	26,902,086

_____________________

(1) The RSU plan is unlimited.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the years ended December 31, 2018 and 2017, the Company paid fees to its directors of $46,000 and $49,000, respectively for their roles as members of the Board of Directors and its related committees. Fees paid to the Company’s Chairman totaled $100,000 for management and other services provided.

The Company does not have an official, written policy regarding the review and approval of related party transactions, and the Board deals with each situation on an individual basis with a majority vote of the Board required in order to approve any such related party transaction.

Based on its review of the applicable rules of The NASDAQ Global Market, the Board believes that Messrs. LeVecchio, Cureton, Womack, Flynn, and Phillips are "independent" under NASDAQ Marketplace Rule 5600(a)(2).

AUDIT COMMITTEE REPORT

In accordance with the rules of the Securities and Exchange Commission, the foregoing information, which is required by paragraphs (a) and (b) of Regulation S-K Item 306, shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's Regulation 14A, other than as provided in that Item, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and held discussions with management and the independent auditors, Whitley Penn LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The Audit Committee discussed with the independent auditors all matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communication with Those Charged with Governance) as adopted by the Public Company Accounting oversight Board in Rule 3200T. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures received by the Audit Committee from the independent auditors as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T.

The Audit Committee has also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

This report is submitted by the Audit Committee.

Audit Committee

Anthony J. LeVecchio, Chairman

Joseph Flynn

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PROPOSAL 2.

TO RATIFY THE COMPANY’S APPOINTMENT OF WHITLEY PENN LLP TO BE THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2019.

The Board is seeking shareholder ratification of its selection of Whitley Penn LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

The affirmative vote of the holders of a majority of the Company’s Common Stock represented in person or by proxy and voting at the meeting will be required to ratify the Audit Committee’s selection of our independent registered public accounting firm. The Board of Directors recommends voting FOR approval and ratification of such selection.

Fees Paid to Whitley Penn LLP

Effective August 18, 2015, the Audit Committee of the Board of Directors of Dougherty’s Pharmacy, Inc. engaged Whitley Penn LLP as the independent accountants for the years ended December 31, 2015, 2016, 2017, and 2018 and has appointed them as independent auditors to examine our consolidated financial statements for the fiscal year ending December 31, 2019 and to render other professional services as required.

The following table shows the aggregate fees that we paid for the audit and other services provided by Whitley Penn LLP for fiscal years 2018 and 2017.

	2018	2017
Audit Fees	$47,090	$111,229
Audit-Related Fees	–	–
Tax Fees	7,500	12,050
All Other Fees	–	–
Total	$54,590	$123,279

Audit Fees. This category includes the audit of our annual financial statements included in our 2017 Form 10-K, reviews of financial statements included in our 2018 Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and the preparation of an annual "management letter" on internal control matters.

Audit-Related Fees. This category consists of assurance and related services by the independent auditor that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."

Tax Fees. This category consists of professional services rendered by the independent auditor for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees. This category consists of fees for consultation regarding equity incentive plans, revenue recognition, other compliance matters and other miscellaneous items.

All audit and non-audit services provided to the Company by its independent auditor must be pre-approved by the Audit Committee.

Representatives of Whitley Penn LLP are expected to be in attendance at the Meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to appropriate questions.

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “FOR” the ratification of the Company’s selection of Whitley Penn LLP to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2019.

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STOCKHOLDER PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the stockholders consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2019 Annual Meeting of Stockholders, such proposals must be received by the Company not later than December 31, 2019. Such proposals should be directed to: Secretary, Dougherty’s Pharmacy, Inc. at 5924 Royal Lane, Suite 250, Dallas, Texas, 75230.

Pursuant to Rule 14a-4(c) of the Exchange Act of 1934, if a stockholder who intends to present a proposal at the 2020 Annual Meeting of Stockholders does not notify the Company of such proposal on or prior to March 16, 2019, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2020 proxy statement.

EXPENSES OF SOLICITATION

All costs incurred in the solicitation of Proxies for the Meeting will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telefax or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

OTHER MATTERS

The Board knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment, and in accordance with Rule 14a-4 promulgated under the Exchange Act.

ANNUAL REPORT

The Annual Report on Form 10-K for 2018 accompanies this Proxy Statement and is also posted on the Company’s website at www.doughertys.com. We will provide without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, including the financial statements, to each stockholder upon written request to Dougherty’s Pharmacy, 5924 Royal Lane, Suite 250, Dallas, Texas 75230.

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DOUGHERTY’S PHARMACY, INC.

This Proxy is Solicited on Behalf of the Board of Directors

James C. Leslie is hereby constituted and appointed the lawful attorney and proxy of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of common stock of DOUGHERTY’S PHARMACY, INC. (the “Company”) standing in the name of the undersigned on the books of the Company at the close of business on April 30, 2019, at the Annual Meeting of Stockholders to be held at the Hilton Dallas Park Cities, 5954 Luther Lane, Dallas, Texas 75225 in the Belclaire Room, at 1:30 P.M., local time on Monday, June 10, 2019, or any adjournment thereof, as follows:

PROPOSAL 1: The election of two Class B Directors to hold office until the 2022 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.
☐ FOR ANTHONY J. LEVECCHIO	☐ WITHHOLD my vote for ANTHONY J. LEVECCHIO
☐ FOR WILL CURETON	☐ WITHHOLD my vote for WILL CURETON
PROPOSAL 2: To ratify the Company’s appointment of Whitley Penn LLP to be the Company’s independent registered public accounting firm for fiscal year 2019.
PROPOSAL 3: In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1: THE ELECTION OF TROY PHILLIPS AS A CLASS A DIRECTOR, “FOR” PROPOSAL 2: TO RATIFY THE COMPANY’S APPOINTMENT OF WHITLEY PENN LLP TO BE THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2019, AND IN THE PROXY’S DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

Please sign proxy as name appears thereon. Joint owners should each sign personally. Trustee and others signing in a representative capacity should indicate the capacity in which they sign.

Date:	, 2019

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Stock Owner Signature

Stock Co-Owner Signature if held jointly

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